UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

Harley-Davidson Motorcycle Trust 2004-1

(Exact name of registrant as specified in its charter)

Delaware	333-98975-01	51-6550724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Rodney Square North 1100 North Market Street Wilmington, Delaware		19890-0001
(Address of principal executive offices)		(Zip Code)

(302) 651-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.                                                           Other Events

The registrant is filing term sheets relating to the offering by Harley-Davidson Motorcycle Trust 2004-1 of its Harley-Davidson Motorcycle Contract Backed Notes under Item 7(c).

The Harley-Davidson Motorcycle Contract Backed Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (collectively, the “Prospectus”) which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.  Any statement or information contained in the term sheets may be modified or superseded by subsequent materials or information contained in the Prospectus.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(a)                        Financial Statements:    None

(b)                       Pro Forma Financial Information:    None

(c)                        Exhibits:

Exhibit No.	Description
99.1	Term Sheets

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON MOTORCYCLE TRUST 2004-1

By: Harley-Davidson Credit Corp., as Administrator

	By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Treasurer

March 18, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Term Sheets